UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Small-Cap Value Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap value stocks offered modest returns in the first half of 2015. The Small-Cap Value Fund returned 0.51% in the six months ended June 30, 2015, while the Russell 2000 Value Index returned 0.76%. Our fund lagged the Lipper Small-Cap Core and Small-Cap Value Funds Indexes over this period. Small-cap value stocks, as a group, significantly trailed small-cap growth stocks, largely due to the strong stock performance of fast-growing technology and biotechnology companies, which have little representation in most value-oriented strategies, including ours. We continue to struggle to find good value in these areas and have, in fact, reduced our exposure to these sectors in recent months.

As our long-term shareholders know, we show results for both the Lipper Small-Cap Core and Lipper Small-Cap Value Funds Indexes, as Lipper has periodically switched our classification between the two categories. These reclassifications have not reflected any change in our approach, which has consistently focused on finding high-quality small companies that we believe are undervalued or temporarily out of favor. Rather, at different times, our overall portfolio holdings have slightly more “growth” characteristics, as defined by Lipper, and that causes the fund to be reclassified into the “core” group. We manage the fund with a disciplined, contrary, value-oriented approach and, thus, see ourselves as “value” managers, even when we buy companies that exhibit some “growth” characteristics, such as higher reported sales and earnings growth or higher returns on equity. For now, we are classified as a “core” strategy, but that may change in the future.

Although your fund lagged the benchmark slightly in the first half, we are heartened by the fact that all of the poor relative results occurred in the early part of the year and that the fund was ahead of the Russell 2000 Value Index during the second quarter. We believe this represents a major trend reversal for the strategy and reflects the significant changes we have made to the portfolio over the past year.

MARKET ENVIRONMENT

Stocks rose through much of the first half of 2015, driving the small-cap benchmarks to record highs in late June. The continued strengthening of the U.S. dollar early in the year took a toll on certain segments of the market, particularly the stocks of companies with high sensitivity to falling commodity prices and high exposure to profits earned outside the U.S., such as commodity producers, and certain materials and industrial companies. Some of our holdings derive a significant portion of their profits overseas, and the strong dollar weakens these companies’ competitiveness outside the U.S. and also decreases the value of profits earned overseas once they are translated back into U.S. dollars. Conversely, consumer-oriented companies tend to benefit from falling commodity prices, and those stocks were particularly strong in the period.

Stabilization in both oil prices and the dollar in late winter helped boost investor confidence, however. Investors were also generally pleased by first-quarter earnings reports, which showed that companies outside of the energy sector had continued to grow profits at a healthy pace despite the strong dollar and the slowdown in China and other emerging markets.

We learned in the spring that, while profits had continued to grow, the overall economy had experienced another “winter chill.” The latest estimates are that gross domestic product shrank by 0.2% in the first quarter. Many speculate that exceptionally harsh winter weather was once again to blame, along with a strike at West Coast ports and other temporary factors. Payroll growth remained strong, and signs soon emerged that growth was again picking up in the second quarter. Indeed, the winter chill may have been a positive for markets by pushing back expectations for the Federal Reserve’s long-anticipated “first” rate hike. Although Fed Chair Janet Yellen and other members insisted that it remained likely that the Fed would raise rates by the end of 2015, as the year progressed, it appeared increasingly likely that any Fed movement would not occur before September.

This relatively benign backdrop in the U.S. was jolted in late June —when the Greek debt situation appeared to be coming to a head— and caused the reporting period to end on a decidedly down note. Having already delayed some debt payments, by late June, it seemed increasingly likely that Greece was going to default on a payment to the International Monetary Fund, potentially setting the stage for its exit from the euro and setting off ripple effects in the European financial system. U.S. stocks followed global markets lower and saw their largest daily drop since the previous October on June 29, following news that Greece had closed its banks and instituted capital controls.

Small-caps’ greater insulation from such foreign turmoil helped them handily outperform their larger counterparts in the first half. As mentioned above, however, much of the outperformance was due to exceptional gains in the technology and biotechnology sectors, which are clustered in the Russell 2000 Growth Index. Indeed, the Russell 2000 Value Index, which includes many industrials firms that are tied to export markets, saw only a modest gain and lagged the large-cap S&P 500 Index. As shown in the table, the disparity further widened the existing performance gap between the Russell growth and value indexes over longer time periods.

PORTFOLIO ACTIVITY

Our stock picking in the financials segment provided a significant boost to both our absolute results and our performance against the benchmark. In fact, four of our top-10 performers were regional banks: SVB Financial Group, East West Bancorp, Home Bancshares, and Signature Bank. The expectation for higher interest rates has been one factor boosting bank shares, as investors anticipate higher loan yields.

Our overweight in the industrials sector—roughly equal to our underweight in financials—detracted from relative returns somewhat, but our favorable stock selection compensated a bit and helped absolute returns. The standout performer in the segment was A.O. Smith. The company is the largest maker of residential water heaters in the U.S., and it is making important inroads in the Chinese market. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our stock selection in consumer staples boosted both absolute and relative results considerably. SpartanNash, a Midwestern grocery distributor and retailer with a focus on military exchanges, was up nicely in the period, as was Post Holdings, a food company that boasts a number of popular consumer brands.

Our holdings in the consumer area detracted from performance. The for-profit education industry is an area where we have been slowly increasing our holdings, but our purchases, thus far, have been well in front of the improving fundamentals we anticipated. Apollo Education, American Public Education, and Career Education all performed poorly in the period. Specialty flooring retailer Lumber Liquidators fell sharply following widely publicized allegations (made by hedge fund managers who are short the stock) regarding formaldehyde levels in certain laminate flooring products imported from China. Furniture retailer Pier 1 Imports also performed poorly as costs associated with their online channel build-out weighed on profits for 2015.

Partially offsetting the poor performance of these detractors, we saw good results from certain other retailers such as rent-to-own operator Aaron’s, which was one of our leading contributors in the period. The company’s sales growth stabilized, and investors welcomed its move into the “virtual” rent-to-own segment.

In terms of trading activity, many of our recent purchases were clustered in the beaten-down energy sector. We initiated new positions in energy services firms RPC and SEACOR Holdings as well as exploration and production companies Rosetta Resources and WPX Energy. The sharp decline in oil prices has enabled us to buy what were formerly mid-cap companies at deeply discounted, small-cap prices. Although we cannot be sure of the timing of any recovery in the energy patch, we believe that the prices we are paying for high-quality energy companies represent good long-term value.

Many of our sales took place for either market capitalization reasons or to harvest gains in stocks that have reached our price target. Notable among our sales this period was Alaska Air Group, a longtime holding that has been a strong performer for the fund. Our desire is to capture as much performance as we can from a successful investment, and we have been loath to sell Alaska Air, an excellently managed company that has benefited from the revitalization of the airline industry after decades of price wars. The stock continues to perform well and remains cheap. With that said, as the market cap of Alaska Air approaches $10 billion, well outside the range of small-cap, we must balance the investment merit of the holding with our desire to maintain the small-cap focus of the fund, and thus, we have been reducing the position as the stock continues to appreciate.

We made several sales in response to a takeover activity, including Cleco, a Lousiana public utility that is being acquired by an investor group, and Courier, a publishing company that was acquired by RR Donnelley.

OUTLOOK

We maintain a highly disciplined, long-term approach to investing your capital into small-cap companies. This requires a desire among our investment team to seek out potentially mispriced securities; the skill to analyze and understand the companies we select for investment; a willingness to act decisively, based on well-informed, objective conclusions; the humility to recognize our mistakes quickly and mitigate potential losses; and lastly, the patience and perseverance to hold on to our conviction when the market does not quickly reward our efforts. We continuously strive to improve our execution against these key inputs to our process.

Our investment advisory committee meets regularly to discuss specific holdings, investment positioning, and trades in the fund. This is an important part of our investment process as it encourages accountability among team members and helps with position sizing and risk management. At our most recent advisory committee meeting, we examined, as we frequently do, the trades in the fund over the past year, with specific attention given to the best and worst trades (made by yours truly). We also studied the best- and worst-performing holdings over the past year. Some of these stocks were mentioned earlier.

One stock that I feel is particularly revealing of our overall approach and process that came up in our last meeting is Culp. Based in North Carolina, Culp is the leading manufacturer of mattress and upholstery fabric sold to the furniture and bedding industries in North America. The Small-Cap Value Fund first purchased shares in Culp a few weeks after the fund’s inception in 1988, and we have continuously owned shares in the company ever since. Of course, we have added to and reduced our stake in the company at various times over the years, based on our assessment of the fundamentals for the business in conjunction with our view of the valuation. The company has undergone substantial change and evolution over the 27 or so years that we have been monitoring the stock. Most notably, the company had to significantly reinvent and reposition itself to maintain its cost competitiveness as low-priced Chinese imports disrupted the North American furniture industry during the 1990s and early 2000s. Many of Culp’s customers and competitors did not survive this extended period of turmoil for the industry, and Culp’s journey was certainly not an easy one.

As a result of the hard work and sound strategy of Culp’s management, however, the company was not only able to survive, but reemerged a leaner and more nimble, responsive, and productive company, with a lower cost position and deep ties to its customers. In the most recent decade, under the leadership of CEO Frank Saxon, the company has carved out a strong competitive position and a profitable, high-return business that is currently enjoying a period of prosperity.

In assessing Culp’s prospects, we have been extremely fortunate to have the expertise of Curt Organt, our industrials and textiles analyst, who has over 20 years of investment experience with T. Rowe Price and more than a decade covering Culp. It was Curt who highlighted the improving fundamentals and still cheap valuation of Culp last July and recommended we purchase additional shares. This prompted us to add 38,750 shares to the fund at an average price of less than $17.50, on top of our existing significant stake in the company. The stock closed on June 30 of this year at $31, up a strong 77% from our new purchases and making it one of the top contributors to the fund over the past six and 12 months.

I am highlighting our investment in Culp because, first, I believe it demonstrates the extremely long-term nature of our approach. As long as the investment merits of a holding support continuing to own it and the company remains a small-cap, we will continue to maintain a stake—in this case, 27 years and counting. Second, our investment shows how fortunes can change dramatically for a company over the years and how even a long-term, patient investor needs to maintain vigilance and objectivity around individual positions. While we have owned Culp for nearly 27 years, we do not simply watch and wait. Nor do we simply hope that cheap stocks will become darlings. We constantly monitor and analyze our holdings in a thorough and disciplined manner—looking for emerging risks, potential catalysts, and changes in business fundamentals and carefully assessing the valuation. This enables us to react quickly and objectively as the situation changes.

Of course, not all of our decisions work out as well as our purchases of Culp did last year. We have also made mistakes and gone through stretches of poor performance. But over time, as demonstrated by our longer-term track record, we have added significant value over the unmanaged Russell 2000 Value Index by implementing our disciplined approach. I am as confident as ever in our team and strategy and believe that we remain well positioned to deliver strong results to our shareholders.

Respectfully submitted,

J. David Wagner
President of the fund and chairman of its Investment Advisory Committee

July 20, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Home Bancshares	1.7%
ProAssurance	1.5
Landstar System	1.3
Genesee & Wyoming	1.3
SVB Financial Group	1.3
East West Bancorp	1.3
Belden	1.2
Innospec	0.9
Wintrust Financial	0.8
Aaron's	0.8
Atrion	0.8
Western Alliance Bancorp	0.8
Glacier Bancorp	0.8
PriceSmart	0.8
Halyard Health	0.8
Post Holdings	0.7
Minerals Technologies	0.7
Raven Industries	0.7
Texas Capital Bancshares	0.7
A.O. Smith	0.7
West Pharmaceutical Services	0.7
Littelfuse	0.7
Kilroy Realty	0.7
NorthWestern	0.7
El Paso Electric	0.7
Total	23.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 2b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 46.80	$ 50.37	$ 39.17	$ 34.48	$ 36.13	$ 29.48
Investment activities						
Net investment income(1)	0.22	0.29	0.17	0.53	0.17	0.25
Net realized and unrealized gain / loss	0.02	(0.37)	12.59	5.54	(0.45)	7.18
Total from investment activities	0.24	(0.08)	12.76	6.07	(0.28)	7.43
Distributions						
Net investment income	–	(0.34)	(0.13)	(0.55)	(0.24)	(0.26)
Net realized gain	–	(3.15)	(1.43)	(0.83)	(1.13)	(0.52)
Total distributions	–	(3.49)	(1.56)	(1.38)	(1.37)	(0.78)
NET ASSET VALUE						
End of period	**$ 47.04**	**$ 46.80**	**$ 50.37**	**$ 39.17**	**$ 34.48**	**$ 36.13**

Ratios/Supplemental Data

Total return(2)	**0.51%**	**0.14%**	**32.74%**	**17.76%**	**(0.60)%**	**25.25%**
Ratio of total expenses to average net assets	0.80%(3)	0.81%	0.81%	0.82%	0.82%	0.83%
Ratio of net investment income to average net assets	0.95%(3)	0.59%	0.38%	1.40%	0.47%	0.80%
Portfolio turnover rate	14.5%	16.0%	5.9%	4.8%	5.5%	11.7%
Net assets, end of period (in millions)	$ 7,570	$ 8,040	$ 8,668	$ 6,743	$ 5,833	$ 5,985

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 46.49	$ 50.03	$ 38.92	$ 34.27	$ 35.92	$ 29.32
Investment activities						
Net investment income[(1)]	0.15	0.14	0.05	0.42	0.08	0.18
Net realized and unrealized gain / loss	0.02	(0.36)	12.50	5.52	(0.45)	7.13
Total from investment activities	0.17	(0.22)	12.55	5.94	(0.37)	7.31
Distributions						
Net investment income	–	(0.17)	(0.01)	(0.46)	(0.15)	(0.19)
Net realized gain	–	(3.15)	(1.43)	(0.83)	(1.13)	(0.52)
Total distributions	–	(3.32)	(1.44)	(1.29)	(1.28)	(0.71)
NET ASSET VALUE						
End of period	**$ 46.66**	**$ 46.49**	**$ 50.03**	**$ 38.92**	**$ 34.27**	**$ 35.92**

Ratios/Supplemental Data						
Total return[(2)]	**0.37%**	**(0.16)%**	**32.40%**	**17.48%**	**(0.87)%**	**24.98%**
Ratio of total expenses to average net assets	1.10%[(3)]	1.09%	1.09%	1.08%	1.08%	1.07%
Ratio of net investment income to average net assets	0.66%[(3)]	0.29%	0.11%	1.14%	0.21%	0.56%
Portfolio turnover rate	14.5%	16.0%	5.9%	4.8%	5.5%	11.7%
Net assets, end of period (in millions)	$ 952	$ 1,130	$ 1,502	$ 1,094	$ 993	$ 1,074

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 95.8%		
CONSUMER DISCRETIONARY 11.1%		
Auto Components 1.4%		
Dorman Products (1)	994,700	47,408
Drew Industries	870,200	50,489
Fuel Systems Solutions (1)	479,300	3,585
Shiloh Industries (1)	263,331	3,410
Strattec Security (2)	206,553	14,190
		119,082
Distributors 0.7%		
Pool	656,200	46,052
Weyco Group	514,850	15,353
		61,405
Diversified Consumer Services 0.5%		
American Public Education (1)	836,500	21,515
Apollo Education (1)	10,000	129
Career Education (1)	3,312,000	10,929
National American University Holdings (2)	1,849,900	5,383
		37,956
Hotels, Restaurants & Leisure 0.5%		
Bojangles (1)	136,000	3,245
Interval Leisure	652,293	14,905
Red Robin Gourmet Burgers (1)	268,100	23,008
		41,158
Household Durables 2.0%		
Cavco Industries (1)(2)	522,000	39,380
CSS Industries (2)	954,900	28,886
Dixie Group (1)(2)	1,283,200	13,473
Ethan Allen Interiors	1,188,200	31,297
Meritage (1)	675,000	31,786
New Home (1)	72,510	1,249

Tri Pointe (1)	1,510,903	23,117
		169,188
Leisure Products 0.7%		
Black Diamond (1)	432,000	3,992
Brunswick	1,006,100	51,170
		55,162
Media 0.9%		
National Cinemedia	994,606	15,874
New Media Investment	1,670,802	29,958
Saga Communications (2)	507,300	19,201
Scholastic	351,600	15,516
		80,549
Multiline Retail 0.3%		
Fred's	1,492,000	28,781
		28,781
Specialty Retail 2.9%		
Aaron's	1,891,300	68,484
Boot Barn Holdings (1)	447,600	14,323
Christopher & Banks (1)	1,363,500	5,468
Francesca's Holdings (1)	914,700	12,321
Haverty Furniture	855,600	18,498
Hibbett Sports (1)	318,300	14,827
Lumber Liquidators (1)	762,100	15,783
Monro Muffler Brake	348,100	21,638
Party City Holdco (1)	585,400	11,866
Pier 1 Imports	2,390,800	30,196
Sportsman's Warehouse Holdings (1)	1,090,600	12,400
Stein Mart	892,198	9,341
Winmark	154,400	15,208
		250,353

Textiles, Apparel & Luxury Goods 1.2%		
Crocs (1)	1,145,700	16,853
Culp (2)	889,957	27,589
J.G. Boswell	23,210	16,595
Quiksilver (1)	2,904,000	1,925
Steven Madden (1)	707,975	30,287
Wolverine World Wide	298,300	8,496
		101,745
Total Consumer Discretionary		945,379
CONSUMER STAPLES 3.4%		
Beverages 0.5%		
Coca-Cola Bottling	294,400	44,475
		44,475
Food & Staples Retailing 1.3%		
PriceSmart	710,800	64,853
Spartannash	1,326,200	43,155
		108,008
Food Products 1.1%		
Pinnacle Foods	852,000	38,800
Post Holdings (1)	994,700	53,644
		92,444
Household Products 0.2%		
Oil-Dri (2)	566,600	17,213
		17,213
Tobacco 0.3%		
Vector Group	1,164,300	27,315
		27,315
Total Consumer Staples		289,455

ENERGY 4.7%		
Energy Equipment & Services 1.9%		
Atwood Oceanics	838,900	22,181
Bristow Group	369,800	19,710
Canadian Energy Services & Technology (CAD)	1,714,800	9,885
Global Geophysical, Warrants, 1/2/24 (1)(4)	26,187	76
Gulf Island Fabrication	486,500	5,434
Newpark Resources (1)	1,273,100	10,350
RPC	2,002,400	27,693
SEACOR Holdings (1)	392,100	27,816
Tesco	1,568,200	17,093
TETRA Technologies (1)	2,178,000	13,896
US Silica Holdings	367,700	10,796
		164,930
Oil, Gas & Consumable Fuels 2.8%		
Bonanza Creek Energy (1)	341,400	6,230
Clayton Williams Energy (1)	233,631	15,361
Kelt Exploration (CAD) (1)	2,879,300	19,457
Matador Resources (1)	1,790,760	44,769
Oasis Petroleum (1)	1,798,800	28,511
Panhandle Oil & Gas	743,070	15,374
Parsley Energy (1)	1,661,700	28,947
PDC Energy (1)	552,700	29,647
Rosetta Resources (1)	1,300,200	30,087
WPX Energy (1)	1,279,200	15,708
		234,091
Total Energy		399,021
FINANCIALS 29.9%		
Banks 11.3%		
BankUnited	561,700	20,182

BBCN Bancorp	1,492,000	22,067
Blue Hills Bancorp (1)	878,000	12,292
Bridge Capital (1)	343,100	10,224
Burke & Herbert	8,245	18,139
Cobiz Financial (2)	2,760,200	36,076
Columbia Banking System	1,640,300	53,375
East West Bancorp	2,380,999	106,716
Farmers & Merchants Bank of Long Beach	3,132	18,792
Glacier Bancorp	2,290,900	67,398
Home Bancshares (2)	3,887,248	142,118
Howard Bancorp (1)(2)	92,280	1,291
Howard Bancorp, Acquisition Date: 6/2/15, Cost $5,000 (1)(2)(3)	434,781	5,779
Independent Bank	217,600	9,335
National Bank Holdings, Class A (2)	1,865,000	38,848
Preferred Bank (2)	988,054	29,691
Prosperity Bancshares	149,200	8,615
Sandy Spring Bancorp	871,100	24,373
Signature Bank (1)	286,000	41,868
SVB Financial Group (1)	760,400	109,482
Texas Capital Bancshares (1)	972,100	60,504
Washington Trust Bancorp	249,258	9,841
Western Alliance Bancorp (1)	1,833,800	61,909
Wintrust Financial	1,048,300	55,958
		964,873
Capital Markets 2.4%		
Ares Capital	2,229,400	36,696
Golub Capital	904,600	14,980
Hercules Technology Growth	1,526,500	17,631
Janus Capital Group	1,492,000	25,543
JMP, Partnership	988,012	7,706
Main Street Capital	556,100	17,745
Piper Jaffray (1)	171,000	7,463
Safeguard Scientifics (1)(2)	1,060,300	20,634

TCP Capital	746,000	11,406
TPG Specialty Lending	689,400	11,720
TriplePoint Venture Growth	348,400	4,696
Waddell & Reed Financial, Class A	606,406	28,689
		204,909
Consumer Finance 0.3%		
Green Dot, Class A (1)	1,553,000	29,693
		29,693
Diversified Financial Services 0.3%		
Compass Diversified Holdings, Partnership	1,588,600	26,053
		26,053
Insurance 3.6%		
Assured Guaranty	1,209,183	29,008
Crawford, Class A	487,600	3,711
Crawford, Class B	187,178	1,578
Employers Holdings	836,000	19,044
Enstar (1)	92,300	14,302
Meadowbrook Insurance Group	1,979,300	17,022
National Interstate	974,600	26,626
ProAssurance (2)	2,850,100	131,703
RenaissanceRe Holdings	115,400	11,714
Safety Insurance Group	323,900	18,692
State Auto Financial	811,500	19,436
Stewart Information Services	312,300	12,430
		305,266
Real Estate Investment Trusts 9.5%		
Acadia Realty Trust, REIT	1,714,000	49,895
Associated Estates Realty, REIT	1,376,500	39,409
CatchMark Timber Trust, Class A, REIT	1,627,250	18,827
CBL & Associates Properties, REIT	323,400	5,239
Cedar Realty Trust, REIT	3,195,500	20,451

Corporate Office Properties Trust, REIT	771,500	18,161
Douglas Emmett, REIT	373,100	10,051
EastGroup Properties, REIT	476,600	26,799
First Potomac Realty Trust, REIT	2,480,600	25,550
Hannon Armstrong Sustainable Infrastructure Capital	1,078,600	21,626
Hatteras Financial, REIT	1,969,400	32,101
Healthcare Realty Trust, REIT	741,192	17,240
Home Properties of New York, REIT	585,400	42,763
Kilroy Realty, REIT	847,000	56,876
Kite Realty Group Trust, REIT	1,262,000	30,881
LaSalle Hotel Properties, REIT	1,530,727	54,280
Pebblebrook Hotel Trust, REIT	824,300	35,346
Potlatch, REIT	994,700	35,133
PS Business Parks, REIT	360,600	26,017
Redwood Trust, REIT	2,743,600	43,075
Retail Opportunity Investments, REIT	841,100	13,138
Saul Centers, REIT	876,600	43,120
Strategic Hotels & Resorts, REIT (1)	2,822,400	34,208
Terreno Realty, REIT (2)	2,183,900	43,023
Urban Edge Properties, REIT	625,400	13,002
Urstadt Biddle Properties, Class A, REIT	894,700	16,713
Urstadt Biddle Properties, REIT	44,956	769
Washington Real Estate Investment Trust, REIT	1,365,000	35,422
		809,115
Real Estate Management & Development 0.5%		
Forestar Group (1)	1,071,600	14,102
FRP Holdings (1)(2)	793,900	25,746
		39,848
Thrifts & Mortgage Finance 2.0%		
Beneficial Bancorp (1)	2,589,168	32,339
Clifton Bancorp (2)	1,362,281	19,058
Meridian Bancorp (1)	1,399,900	18,773

PennyMac Financial Services (1)	435,600	7,893
Radian	2,706,900	50,782
United Financial Bancorp	1,803,075	24,251
WSFS Financial	663,300	18,141
		171,237
Total Financials		2,550,994
HEALTH CARE 6.6%		
Biotechnology 0.4%		
Infinity Pharmaceuticals (1)	542,200	5,937
Momenta Pharmaceuticals (1)	1,357,400	30,963
Rigel Pharmaceuticals (1)	198,500	637
		37,537
Health Care Equipment & Supplies 3.8%		
Analogic	443,300	34,976
Atrion (2)	172,522	67,682
Halyard Health (1)	1,582,900	64,107
Lantheus Holdings (1)	746,700	4,622
Quidel (1)(2)	1,973,400	45,290
Thoratec (1)	731,506	32,603
Utah Medical Products (2)	246,800	14,717
West Pharmaceutical Services	1,006,800	58,475
		322,472
Health Care Providers & Services 2.4%		
Capital Senior Living (1)	1,449,700	35,518
Ensign Group	350,603	17,902
Landauer (2)	522,200	18,611
National HealthCare	447,600	29,089
Select Medical Holdings	1,914,800	31,020
Triple-S Management, Class B (1)	736,800	18,906
Universal American (1)	572,400	5,793

WellCare Health Plans (1)	585,100	49,634
		206,473
Total Health Care		566,482
INDUSTRIALS & BUSINESS SERVICES 19.3%		
Aerospace & Defense 0.6%		
American Science Engineering	248,000	10,865
Breeze-Eastern (1)	125,188	1,440
Cubic	393,600	18,727
Engility Holdings	644,200	16,208
		47,240
Air Freight & Logistics 0.8%		
Hub Group, Class A (1)	815,200	32,885
UTi Worldwide (1)	3,335,500	33,322
		66,207
Airlines 0.4%		
Alaska Air Group	375,100	24,168
SkyWest	930,000	13,987
		38,155
Building Products 1.6%		
A.O. Smith	829,100	59,679
Gibraltar Industries (1)	1,271,300	25,896
Insteel Industries	894,000	16,718
Universal Forest Products	616,000	32,050
		134,343
Commercial Services & Supplies 3.2%		
Brady, Class A	805,000	19,916
G & K Services, Class A	591,300	40,882
Knoll	308,500	7,722
Matthews International, Class A	554,800	29,482

McGrath RentCorp (2)	1,544,400	46,996
MSA Safety	703,300	34,117
SP Plus (1)	764,800	19,969
US Ecology	750,100	36,545
Waste Connections	884,800	41,692
		277,321
Construction & Engineering 0.8%		
Aegion (1)	1,594,700	30,203
Comfort Systems USA	1,591,500	36,525
		66,728
Electrical Equipment 0.2%		
Encore Wire	172,412	7,636
Franklin Electric	433,375	14,011
		21,647
Industrial Conglomerates 0.7%		
Raven Industries (2)	2,977,700	60,537
Smith Investment (1)(4)	43,100	28
		60,565
Machinery 4.1%		
CIRCOR International	665,600	36,295
ESCO Technologies	936,000	35,016
Hillenbrand	671,200	20,606
John Bean Technologies	822,400	30,914
Luxfer Holdings, ADR	917,100	11,922
Lydall (1)	621,700	18,377
Middleby (1)	442,500	49,662
Nordson	569,900	44,390
RBC Bearings (1)	457,099	32,801
Sun Hydraulics	972,100	37,047
Valmont Industries	81,900	9,735

Woodward	451,600	24,834
		351,599
Marine 1.4%		
GasLog	222,200	4,433
GasLog Partners, Partnership	120,800	2,764
Kirby (1)	712,600	54,628
Matson	159,900	6,722
Overseas Shipholding, Class A (1)	8,180,500	26,587
Teekay Tankers, Class A	3,169,600	20,951
		116,085
Professional Services 1.1%		
FTI Consulting (1)	1,012,100	41,739
Kforce	359,000	8,210
Navigant Consulting (1)	2,018,900	30,021
On Assignment (1)	320,900	12,605
		92,575
Road & Rail 3.1%		
Genesee & Wyoming, Class A (1)	1,487,000	113,280
Landstar System	1,694,800	113,331
Patriot Transportation Holding (1)(2)	264,633	6,523
Universal Truckload Services	855,400	18,785
YRC Worldwide (1)	667,100	8,659
		260,578
Trading Companies & Distributors 1.3%		
Applied Industrial Technologies	564,200	22,371
Beacon Roofing Supply (1)	1,543,000	51,258
Kaman	734,300	30,797
Univar (1)	202,900	5,281
		109,707
Total Industrials & Business Services		1,642,750

INFORMATION TECHNOLOGY 9.8%

Communications Equipment 0.9%

Harmonic (1)	2,931,190	20,020
IXIA (1)	2,579,900	32,094
Shoretel (1)	1,914,800	12,983
Sonus Networks (1)	994,700	6,883
		71,980

Electronic Equipment, Instruments & Components 3.8%

Badger Meter	680,500	43,205
Belden	1,231,600	100,043
Electro Rent (2)	1,922,320	20,876
Electro Scientific Industries	1,009,700	5,321
Fabrinet (1)	785,500	14,712
Littelfuse	613,400	58,206
Methode Electronics	757,600	20,796
Newport (1)	746,000	14,144
Synnex	647,800	47,413
		324,716

Internet Software & Services 0.9%

Angie's List (1)	1,966,100	12,111
Dealertrack Technologies (1)	447,700	28,111
Rightside (1)(2)	1,248,000	8,449
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $9,188 (1)(3)(4)	558,530	9,188
Xactly (1)	1,077,000	9,252
XO Group (1)	707,700	11,571
		78,682

IT Services 0.3%

Blackhawk Network Holdings (1)	546,800	22,528
Startek (1)	756,300	4,462
		26,990

Semiconductor & Semiconductor Equipment 2.9%		
Advanced Energy Industries (1)	1,172,700	32,237
Brooks Automation	2,119,100	24,264
Cabot Microelectronics (1)	696,300	32,803
Cohu	388,300	5,137
Cyberoptics (1)	166,732	1,686
Diodes (1)	214,200	5,164
Entegris (1)	1,618,000	23,574
Intersil Holding, Class A	969,800	12,132
Kopin (1)	2,168,300	7,481
MaxLinear, Class A (1)	1,067,450	12,916
Microsemi (1)	656,900	22,959
Synaptics (1)	293,600	25,465
Teradyne	1,151,000	22,203
Veeco (1)	671,400	19,296
		247,317
Software 0.9%		
Callidus Software (1)	1,599,700	24,923
Progress Software (1)	1,205,507	33,152
Tangoe (1)	1,390,300	17,490
		75,565
Technology Hardware, Storage & Peripherals 0.1%		
Intevac (1)	1,089,100	6,371
		6,371
Total Information Technology		831,621
MATERIALS 5.9%		
Chemicals 2.5%		
American Vanguard (2)	1,827,200	25,215
Hawkins (2)	645,600	26,076
Innospec (2)	1,769,435	79,695

KMG Chemicals (2)	845,500	21,510
Minerals Technologies	905,200	61,671
		214,167
Containers & Packaging 0.4%		
Myers Industries (2)	1,889,900	35,908
		35,908
Metals & Mining 1.5%		
AM Castle (1)(2)	1,492,000	9,206
Carpenter Technology	932,700	36,077
Franco-Nevada (CAD)	397,800	18,973
Osisko Gold Royalties (CAD)	600,900	7,563
Petra Diamonds (GBP) (1)	6,915,157	16,178
Platinum Group Metals (CAD) (1)	15,520,900	6,089
Royal Gold	23,500	1,447
Ryerson Holding (1)	913,100	8,309
Stillwater Mining (1)	1,084,200	12,566
Synalloy	326,000	4,466
Worthington Industries	295,800	8,892
		129,766
Paper & Forest Products 1.5%		
Clearwater Paper (1)	861,900	49,387
Interfor (CAD) (1)	1,857,800	30,478
Schweitzer-Mauduit International	482,400	19,238
Wausau Paper (2)	2,889,010	26,521
		125,624
Total Materials		505,465
TELECOMMUNICATION SERVICES 0.1%		
Diversified Telecommunication Services 0.1%		
Intelsat (1)	659,100	6,538

Premiere Global Services (1)	343,830	3,538
Total Telecommunication Services		10,076
UTILITIES 4.9%		
Electric Utilities 1.9%		
Cleco	603,900	32,520
El Paso Electric	1,627,300	56,402
PNM Resources	1,959,500	48,204
Portland General Electric	669,800	22,211
		159,337
Gas Utilities 1.6%		
Chesapeake Utilities	478,000	25,740
ONE Gas	692,700	29,481
Piedmont Natural Gas	483,300	17,066
Southwest Gas	979,500	52,119
Washington Gas Light	314,700	17,085
		141,491
Multi-Utilities 1.2%		
Black Hills	723,500	31,581
NorthWestern	1,160,800	56,589
Vectren	451,300	17,366
		105,536
Water Utilities 0.2%		
AquaVenture Holdings, Acquisition Date: 12/22/11 Cost $102 (1)(2)(3)(4)	49,616	246
AquaVenture Holdings, Class B, Acquisition Date: 6/6/14 Cost $4,708 (1)(2)(3)(4)	954,022	4,720
Quench USA, Acquisition Date: 12/20/13 Cost $9,485 (1)(2)(3)(4)	9,513,442	9,513
Western Water (1)(4)	2,259	—

Western Water, Warrants, 9/1/15, Acquisition Date: 10/16/09 - 8/24/11, Cost $0 (1)(3)(4)	12,766	—
		14,479
Total Utilities		420,843
Total Miscellaneous Common Stocks 0.1% (5)		4,801
Total Common Stocks (Cost $4,781,783)		8,166,887
CONVERTIBLE PREFERRED STOCKS 0.5%		
CONSUMER DISCRETIONARY 0.1%		
Specialty Retail 0.1%		
Chewy.com, Series C, Acquisition Date: 8/7/14 Cost $9,391 (1)(3)(4)(6)	2,621,598	9,391
Total Consumer Discretionary		9,391
CONSUMER STAPLES 0.1%		
Food Products 0.1%		
Post Holdings (1)	91,400	9,535
Total Consumer Staples		9,535
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
GeoMet, Series A (2)	313,799	960
Total Energy		960
FINANCIALS 0.1%		
Banks 0.1%		
Wintrust Financial, Series C	9,900	13,354
Total Financials		13,354

HEALTH CARE 0.1%		
Health Care Providers & Services 0.1%		
National Healthcare, Series A	349,954	5,372
Total Health Care		5,372
UTILITIES 0.1%		
Water Utilities 0.1%		
AquaVenture Holdings, Acquisition Date: 7/16/10 Cost $2,861 (1)(2)(3)(4)	1,250,000	6,185
AquaVenture Holdings, Series A1, Acquisition Date: 10/25/10 Cost $594 (1)(2)(3)(4)	248,079	1,227
AquaVenture Holdings, Series A2, Acquisition Date: 10/25/10 Cost $446 (1)(2)(3)(4)	186,060	920
AquaVenture Holdings, Series A3, Acquisition Date: 10/25/10 Cost $149 (1)(2)(3)(4)	62,020	307
Total Utilities		8,639
Total Convertible Preferred Stocks (Cost $38,347)		47,251
CONVERTIBLE BONDS 0.2%		
Hercules Offshore, VR, 3.375%, 6/1/38	4,232,000	1,439
Palm Harbor, 3.25%, 5/15/24 (1)(4)(7)	7,740,000	90
Safeguard Scientifics, 5.25%, 5/15/18 (2)	9,365,000	11,882
Total Convertible Bonds (Cost $19,306)		13,411
CORPORATE BONDS 0.1%		
Global Geophysical, EC, 10.50%, 1/5/17 (4)	3,822,000	—
Global Geophysical, EC, 10.50%, 5/1/17 (4)	2,289,000	—
Western Alliance Bancorp, 10.00%, 9/1/15	5,355,000	5,435
Total Corporate Bonds (Cost $5,352)		5,435

BANK LOANS 0.0% (8)

Western Water, VR, 10.00%, 9/1/15 (4)	2,200,476	–
Total Bank Loans (Cost $1,991)		–

SHORT-TERM INVESTMENTS 3.3%

Money Market Funds 3.3%

T. Rowe Price Reserve Investment Fund, 0.07% (2)(9)	282,700,279	282,700
Total Short-Term Investments (Cost $282,700)		282,700
Total Investments in Securities		
99.9% of Net Assets (Cost $5,129,479)		**$ 8,515,684**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $47,476 and represents 0.6% of net assets.
(4) Level 3 in fair value hierarchy. See Note 2.
(5) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(6) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(7) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(8) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(9) Seven-day yield
ADR American Depository Receipts
CAD Canadian Dollar
EC Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
GBP British Pound

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/15	Value 12/31/14
Aaron's	$ —	$ 16,799	$ 142	$ *	$ 129,678
AM Castle	628	34	—	9,206	10,600
American Vanguard	—	20	37	25,215	21,366
AquaVenture Holdings Class B	—	—	—	4,720	4,720
AquaVenture Holdings Common Stock	—	—	—	246	246
AquaVenture Holdings Conv. Preferred Stock	—	—	—	6,185	6,185
AquaVenture Holdings Series A1	—	—	—	1,227	1,227
AquaVenture Holdings Series A2	—	—	—	920	920
AquaVenture Holdings Series A3	—	—	—	307	307
Atrion	1,822	12	260	67,682	57,088
Capital Senior Living	—	2,285	—	*	42,970
Cavco Industries	—	6,078	—	39,380	52,216
Clifton Bancorp	4,231	101	231	19,058	*
Cobiz Financial	—	702	223	36,076	36,837
Coca-Cola Bottling	—	3,900	172	*	32,739
Cohu	—	19,121	106	*	17,458
Courier	—	4,056	171	—	13,469
CSS Industries	—	620	348	28,886	27,010
Culp	—	19	463	27,589	19,418

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $5,129,479)	$ 8,515,684
Receivable for investment securities sold	32,708
Receivable for shares sold	14,979
Dividends and interest receivable	8,551
Cash	871
Other assets	83
Total assets	8,572,876
Liabilities	
Payable for shares redeemed	29,754
Payable for investment securities purchased	14,752
Investment management fees payable	4,587
Due to affiliates	752
Other liabilities	1,093
Total liabilities	50,938
NET ASSETS	**$ 8,521,938**
Net Assets Consist of:	
Undistributed net investment income	$ 43,895
Accumulated undistributed net realized gain	869,366
Net unrealized gain	3,386,204
Paid-in capital applicable to 181,341,001 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	4,222,473
NET ASSETS	**$ 8,521,938**
NET ASSET VALUE PER SHARE	
Investor Class	
($7,570,271,441 / 160,944,638 shares outstanding)	**$ 47.04**
Advisor Class	
($951,666,966 / 20,396,363 shares outstanding)	**$ 46.66**

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS

($000s)

		6 Months Ended 6/30/15
Investment Income (Loss)		
Income		
Dividend		$ 75,667
Interest		664
Securities lending		303
Total income		76,634
Expenses		
Investment management		28,074
Shareholder servicing		
Investor Class	$ 5,908	
Advisor Class	976	6,884
Rule 12b-1 fees		
Advisor Class		1,269
Prospectus and shareholder reports		
Investor Class	89	
Advisor Class	23	112
Custody and accounting		206
Registration		64
Legal and audit		10
Directors		21
Miscellaneous		27
Total expenses		36,667
Net investment income		39,967
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		720,798
Foreign currency transactions		24
Net realized gain		720,822
Change in net unrealized gain / loss		
Securities		(719,032)
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized gain / loss		(719,033)
Net realized and unrealized gain / loss		1,789
INCREASE IN NET ASSETS FROM OPERATIONS		$ 41,756

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 39,967	$ 52,528
Net realized gain	720,822	773,001
Change in net unrealized gain / loss	(719,033)	(842,405)
Increase (decrease) in net assets from operations	41,756	(16,876)
Distributions to shareholders		
Net investment income		
Investor Class	–	(54,880)
Advisor Class	–	(3,898)
Net realized gain		
Investor Class	–	(508,539)
Advisor Class	–	(72,238)
Decrease in net assets from distributions	–	(639,555)
Capital share transactions*		
Shares sold		
Investor Class	335,657	1,264,900
Advisor Class	80,277	199,045
Distributions reinvested		
Investor Class	–	535,006
Advisor Class	–	74,783
Shares redeemed		
Investor Class	(844,952)	(1,853,153)
Advisor Class	(260,544)	(564,583)
Redemption fees received	134	332
Decrease in net assets from capital share transactions	(689,428)	(343,670)
Net Assets		
Decrease during period	(647,672)	(1,000,101)
Beginning of period	9,169,610	10,169,711
End of period	**$ 8,521,938**	**$ 9,169,610**
Undistributed net investment income	43,895	3,928

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and the Small-Cap Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $74,000 for the six months ended June 30, 2015.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2015, the fund realized $30,261,000 of net gain on $52,486,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2015, totaled $(93,000) for the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,229,612,000 and $1,837,224,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $5,129,874,000. Net unrealized gain aggregated $3,385,809,000 at period-end, of which $3,607,152,000 related to appreciated investments and $221,343,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $1,024,000 for T. Rowe Price Services, Inc.; and $1,595,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $44,000 of Spectrum Funds’ expenses and $1,358,000 of Retirement Funds’ expenses. Of these amounts, $592,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 21% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the fund’s Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio for both classes were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015